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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                               _________________


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported): April 17, 2000



                                  DYNEGY INC.
             (Exact name of registrant as specified in its charter)



       ILLINOIS                    1-11156                   74-2928353
(State of Incorporation)  (Commission File Number)         (I.R.S. Employer
                                                        Identification Number)

        1000 LOUISIANA, SUITE 5800
              HOUSTON, TEXAS                                    77002
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number, including area code:  (713) 507-6400
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ITEM 5.  OTHER EVENTS

     On April 17, 2000, Dynegy Inc., an Illinois corporation (the "Company"), British Gas Global Holding BV, a Netherlands corporation ("BG") and Nova Gas Services (U.S.) Inc., a Delaware corporation ("NOVA"), entered into an Underwriting Agreement, attached as Exhibit 1.1 hereto, with the underwriters named therein relating to the offer and sale of 8,500,000 shares of the Company's Class A common stock, no par value (the "Class A Common Stock") in an underwritten public offering (the "Offering"). The Class A Common Stock was registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement on Form S-3 (File No. 333-31394). The closing respecting the sale of 3,325,000 shares of Class A Common Stock by the Company and 5,175,000 shares of Class A Common Stock by BG and NOVA occurred on April 24, 2000. The Company did not receive any proceeds from the sale of stock by BG or NOVA.

     In connection with the Offering, the Company entered into a letter agreement (the "Letter Agreement"), attached as Exhibit 99.1 hereto, with BG and NOVA. Pursuant to the Letter Agreement, BG and NOVA agreed, subject to the satisfaction of certain conditions contained in the Letter Agreement, to convert their shares of the Company's Series A Convertible Preferred Stock, no par value (the "Preferred Stock") and participate in the Offering as selling shareholders. In consideration of their agreement to convert their respective shares of Preferred Stock and to participate in the Offering, the Company paid to BG and NOVA $4.75 for each share so converted. Pursuant to the Letter Agreement, BG and NOVA converted all of their shares of Preferred Stock into Class A Common Stock upon the closing of the Offering. After taking into account the sale of an aggregate of 5,175,000 shares of Class A Common Stock by BG and NOVA, BG and NOVA now hold an aggregate of 1,280,064 shares of the Company's Class A Common Stock.

     In addition to the Offering, the Company entered into a separate purchase agreement, attached as Exhibit 99.2 hereto, with Chevron U.S.A. Inc., a Pennsylvania corporation ("Chevron"), relating to the offer and sale by the Company to Chevron of 1,293,055 shares of its Class B common stock, no par value (the "Class B Common Stock"). The closing respecting the sale of Class B Common Stock by the Company to Chevron occurred on April 24, 2000.

     On April 18, 2000, the Company issued a Press Release, attached as Exhibit
99.3 hereto, announcing the pricing of the Offering.

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)

Exhibit No.    Description of Exhibit
-----------    ----------------------

1.1 Underwriting Agreement dated April 17, 2000, among the Company, the selling shareholders named therin and the underwriters named therein.

99.1 Letter Agreement dated March 16, 2000 among the Company, British Gas Atlantic Holdings BV and NOVA Gas Services (U.S.) Inc.

99.2 Class B Common Stock Purchase Agreement dated April 17, 2000, between the Company and Chevron U.S.A. Inc., a Pennsylvania corporation.

99.3 Press Release dated April 18, 2000, announcing the pricing of the equity offering.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2000

                              DYNEGY INC.


                              By: /s/ Lisa Q. Metts
                                  -------------------
                                  Lisa Q. Metts
                                  Vice President

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                                 EXHIBIT INDEX

   EXHIBIT
   NUMBER               DESCRIPTION
   ------               -----------
    1.1 Underwriting Agreement dated April 17, 2000, among the Company, the selling shareholders named therein and the underwriters named therein.
   99.1   Letter Agreement dated March 16, 2000 among the Company,
          British Gas Atlantic Holdings BV and NOVA Gas Services (U.S.)
          Inc.
   99.2 Class B Common Stock Purchase Agreement dated April 17, 2000, between the Company and Chevron U.S.A. Inc., a Pennsylvania corporation.
   99.3 Press Release dated April 18, 2000, announcing the pricing of the equity offering.